EXHIBIT 24

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Bahram Akradi
Bahram Akradi

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Joseph S. Vassalluzzo
Joseph S. Vassalluzzo

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Martha A. Morfitt
Martha A. Morfitt

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Guy C. Jackson
Guy C. Jackson

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Giles H. Bateman
Giles H. Bateman

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ John B. Richards
John B. Richards

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ Jack W. Eugster
Jack W. Eugster

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson, Eric J. Buss and Erik A. Lindseth, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of February, 2014.

/s/ John K. Lloyd
John K. Lloyd